UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report: May 4, 2010

DALECO RESOURCES CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	0-12214	23-2860734
(State or other jurisdiction	(Commission File No.)	(IRS Employee Identification No.)
of Incorporation)

17 Wilmont Mews, 5th Floor, West Chester, Pennsylvania 19382

(Address of principal executive offices)

Registrant’s telephone number, including area code:         610-429-0181

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.0.  Submission of Matters to a Vote of Security Holders.

On April 27, 2010 , the Company held its Annual Meeting of the Shareholders.  At the Annual Meeting, the following matters were voted upon:

1.    Election of Directors:  The following persons were elected to serve as directors of the Company until the next Annual Meeting of Shareholders:

NAME OF NOMINEE	FOR	AGAINST	ABSTAIN
Dov Amir	11,015,532	0	1,861,430
Lord Gilbert (John)	11,030,980	0	1,845,982
David A. Grady	11,068,342	0	1,808,620
Carl Haessler	12,149,667	0	727,295
Robert E. Martin	14,148,667	0	728,295
Charles T. Maxwell	11,057,340	0	1,819,622
Gary J. Novinskie	11,259,979	0	1,616,983

2.    Ratification of Vasquez & Company, LLP as the Company’s independent accountant for Fiscal Year 2010.

FOR	AGAINST	ABSTAIN
29, 682,984	81,763	3,000

The Company incorporates by reference its definitive Proxy Statement filed with the Securities and Exchange Commission on January 27, 2010, filed in accordance Regulation 14A under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daleco Resources Corporation
(Registrant)

Date: May 4, 2010	By:	/s/ Gary J. Novinskie
Gary J. Novinskie, President